Exhibit 10.6
FIFTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of October 21, 2008, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower, as Guarantors, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), and each of the Lenders which is a party to the Credit Agreement (defined below).
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of October 25, 2006 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated March 12, 2007, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 26, 2007, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 22, 2007, as further amended by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2008, and as further amended, modified and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders made a revolving credit facility available to Borrower; and
     WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement to permit the Borrower to incur additional unsecured Indebtedness and for certain other purposes as provided herein, and Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement.
     2.1 Additional Definition. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definition in appropriate alphabetical order:
“Fifth Amendment Effective Date” means October 21, 2008.
     2.2 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their respective entireties to read as follows:
     “Indenture” means, collectively, (i) that certain Indenture dated as of July 21, 2003, by and between the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A. (successor to Bank One, N.A.), as trustee, pursuant to which the Borrower issued the Senior Subordinated Notes, as amended and supplemented by that certain Supplemental Indenture dated as of June 22, 2004 and as further amended and supplemented from time to time as permitted under the terms thereof, (ii) that certain Indenture dated March 9, 2005, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and J.P. Morgan Trust Company, National Association, as amended or supplemented from time to time as permitted under the terms hereof, (iii) that certain Indenture dated May 23, 2006, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and J.P. Morgan Trust Company, National Association, as amended or supplemented from time to time as permitted under the terms hereof, (iv) that certain Indenture dated September 28, 2007, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof and (v) that certain Indenture dated May 6, 2008, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof.
     “Senior Subordinated Notes” means (i) the 7 3/8% Senior Subordinated Notes due 2013, issued pursuant to the Indenture, (ii) the 6 3/8% Senior Subordinated Notes due 2015, issued pursuant to the Indenture, (iii) the 7 1/2% Senior Subordinated Notes due 2016, issued pursuant to the Indenture, (vi) the 7 1/2% Senior Subordinated Notes due 2017, issued pursuant to the Indenture, (v) the 7 1/4% Senior Subordinated Notes due 2018, issued pursuant to the Indenture and (vi) additional senior unsecured subordinated notes issued after the Fifth Amendment Effective Date and prior to April 1, 2009; provided that (a) the terms of such Senior Subordinated Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (b) the covenant, default and remedy provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more restrictive, taken as a whole, than those set forth in this Agreement, (c) the mandatory prepayment, repurchase and redemption provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement, and (d) the subordination provisions set forth in such Senior Subordinated Notes are at least as favorable to the Secured Parties as the subordination provisions set forth in the Indenture.
     “Senior Unsecured Notes” means senior unsecured notes issued after the Fifth Amendment Effective Date and prior to April 1, 2009; provided that (i) the terms of such Senior Unsecured Notes do not provide

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for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (ii) the covenant, default and remedy provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more restrictive, taken as a whole, than those set forth in this Agreement and (iii) the mandatory prepayment, repurchase and redemption provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement.
     2.3 Letters of Credit. Section 2.07(b) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $50,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment. Notwithstanding the foregoing, the Issuing Bank shall not at anytime be obligated to issue, amend, renew or extend any Letter of Credit if any Lender is at such time a Defaulting Lender hereunder, unless the Issuing Bank has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Issuing Bank’s risk with respect to such Lender.

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     2.4 Indebtedness Under the Senior Notes. Section 7.01(h) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (h) unsecured Indebtedness under the Senior Notes in an aggregate principal amount not exceeding $1,600,000,000 at any time outstanding and extensions, renewals, replacements and refinancings of any such Indebtedness that is unsecured and does not cause the aggregate principal amount of the Senior Notes to exceed the maximum principal amount permitted under this clause (h) as of the date of such extension, renewal, replacement or refinancing; and
     3. Reaffirmation of Borrowing Base and Aggregate Commitment. This Amendment shall constitute a notice of reaffirmation of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and Administrative Agent hereby notifies Borrower that, as of the Fifth Amendment Effective Date, the Borrowing Base shall continue to be $1,500,000,000 until the next redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement. Additionally, notwithstanding anything to the contrary contained in the Credit Agreement, effective as of the Fifth Amendment Effective Date, the Aggregate Commitment shall continue to be $1,000,000,000.
     4. Binding Effect. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower, the Guarantors and the Lenders.
     5. Fifth Amendment Effective Date. This Amendment (including the amendments to the Credit Agreement contained in Section 2 of this Amendment and the reaffirmation of the Borrowing Base and Aggregate Commitment as set forth in Section 3 of this Amendment) shall be effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof.
     6. Conditions Precedent. The obligations of Administrative Agent and the Lenders under this Amendment shall be subject to the following conditions precedent:
          (a) Execution and Delivery. Borrower, each Guarantor and the Lenders (or at least the required percentage thereof) shall have executed and delivered this Amendment to Administrative Agent;
          (b) Representations and Warranties. The representations and warranties of the Credit Parties under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date);
          (c) No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment;
          (d) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction

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provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     7. Representations and Warranties. Each Credit Party hereby represents and warrants that (a) except to the extent that any such representations and warranties expressly relate to an earlier date, all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, (b) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or partnership action required on its part, and this Amendment and the Credit Agreement are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as their enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and (c) no Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.
     8. Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
     9. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     10. Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     11. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

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     12. Guarantors. The Guarantors hereby consent to the execution of this Amendment by the Borrower and reaffirm their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Credit Agreement the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.
[Remainder of page blank. Signature pages follow]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWER:

RANGE RESOURCES CORPORATION

By:	/s/ Roger S. Manny Roger S. Manny, Senior Vice President

GUARANTORS:

RANGE ENERGY I, INC.
RANGE HOLDCO, INC.
RANGE PRODUCTION COMPANY
GULFSTAR ENERGY, INC.
RANGE ENERGY FINANCE CORPORATION
PMOG HOLDINGS, INC.
PINE MOUNTAIN ACQUISITION, INC.
RANGE RESOURCES – PINE MOUNTAIN, INC.
RANGE OPERATING NEW MEXICO, INC.
RANGE OPERATING TEXAS, LLC
STROUD ENERGY GP, LLC
STROUD ENERGY MANAGEMENT GP, LLC

By:	/s/ Roger S. Manny
Roger S. Manny, Senior Vice President of all of
the foregoing Credit Parties
Signature Page

RANGE RESOURCES – APPALACHIA, LLC
(f/k/a Great Lakes Energy Partners, L.L.C.)

By:	RANGE HOLDCO, INC., Its member
RANGE ENERGY I, INC., Its member

By:	/s/ Roger S. Manny
Roger S. Manny, Senior Vice President of each of the foregoing members

RANGE RESOURCES, L.L.C.

By:	RANGE PRODUCTION COMPANY, Its member
RANGE HOLDCO, INC., Its member

By:	/s/ Roger S. Manny
Roger S. Manny, Senior Vice President of each of the foregoing members

STROUD ENERGY LP, LLC,

By:	Range Operating, Texas, LLC, Its Member

By:	/s/ Roger S. Manny Roger S. Manny, Senior Vice President
Signature Page

STROUD ENERGY, LTD.,

By:	Stroud Energy Management GP, LLC, Its general partner

By:	/s/ Roger S. Manny Roger S. Manny, Senior Vice President

STROUD OIL PROPERTIES, L.P.,

By:	Stroud Energy GP, LLC, Its general partner

By:	/s/ Roger S. Manny Roger S. Manny, Senior Vice President

RANGE TEXAS PRODUCTION, L.L.C.

By:	Range Energy I, Inc., Its Member

By:	/s/ Roger S. Manny Roger S. Manny, Senior Vice President

REVC HOLDCO, LLC

Range Resources Corporation, Its member

By:	/s/ Roger S. Manny Roger S. Manny, Senior Vice President
Signature Page

AMERICAN ENERGY SYSTEMS, LLC

By:	/s/ Roger S. Manny Roger S. Manny, Executive Vice President and Chief Financial Officer
Signature Page

JPMORGAN CHASE BANK, N.A., (successor by
merger to Bank One, N.A. (Illinois)), as Administrative
Agent and a Lender

By:	/s/ Elizabeth K. Johnson Elizabeth K. Johnson, Vice President
Signature Page

BANK OF SCOTLAND plc, as a Lender

By:	/s/ Julia R. Franklin

Name:	Julia R. Franklin
Title:	Assistant Vice President
Signature Page

CALYON NEW YORK BRANCH, as a Syndicated
Agent and a Lender

By:	/s/ Tom Byargeon

Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne

Name:	Sharada Manne
Title:	Director
Signature Page

COMPASS BANK, as a Lender

By:	/s/ Dorothy Marchand

Name:	Dorothy Marchand
Title:	Senior Vice President
Signature Page

BANK OF AMERICA, N.A., as a Documentation
Agent and a Lender

By:	/s/ Jeffrey H. Rathkamp

Name:	Jeffrey H. Rathkamp
Title:	Senior Vice President
Signature Page

FORTIS CAPITAL CORP., as a Documentation
Agent and a Lender

By:	/s/ Michele Jones

Name:	Michele Jones
Title:	Director

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director
Signature Page

NATIXIS (formerly Natexis Banques Populaires), as a
Lender

By:	/s/ Donovan C. Broussard

Name:	Donovan C. Broussard
Title:	Managing Director

By:	/s/ Liana Tchernysheva

Name:	Liana Tchernysheva
Title:	Director
Signature Page

COMERICA BANK, as a Lender

By:	/s/ Rebecca L. Wilson

Name:	Rebecca L. Wilson
Title:	Assistant Vice President
Signature Page

CAPITAL ONE, N.A. (f/k/a Hibernia National
Bank), as a Lender

By:	/s/ Nancy M. Mak

Name:	Nancy M. Mak
Title:	Vice President
Signature Page

BMO CAPITAL MARKETS FINANCING, INC.
(f/k/a HARRIS NESBITT FINANCING, INC.),
as a Syndication Agent and a Lender

By:	/s/ James V. Ducote

Name:	James V. Ducote
Title:	Director
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Shannon Townsend

Name:	Shannon Townsend
Title:	Director
Signature Page

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:	/s/ Alison Fuqua

Name:	Alison Fuqua
Title:	Assistant Vice President

By:	/s/ Whitney Randolph

Name:	Whitney Randolph
Title:	Assistant Vice President
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Mills

Name:	David Mills
Title:	Director
Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ David E. Hunt

Name:	David E. Hunt
Title:	Vice President
Signature Page

CREDIT SUISSE, Cayman Islands Branch,
as a Lender

By:	/s/ Vanessa Gomez

Name:	Vanessa Gomez
Title:	Vice President

By:	/s/ Nupur Kumar

Name:	Nupur Kumar
Title:	Associate
Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Yann Pirio

Name:	Yann Pirio
Title:	Director
Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Kevin Joyce

Name:	Kevin Joyce
Title:	Vice President
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daria Mahoney

Name:	Daria Mahoney
Title:	Vice President
Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Omayra Laucella

Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Evelyn Thierry

Name:	Evelyn Thierry
Title:	Vice President
Signature Page

STERLING BANK, as a Lender

By:	/s/ Jeff Forbis

Name:	Jeff Forbis
Title:	Senior Vice President
Signature Page

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Joseph Gyurindak

Name:	Joseph Gyurindak
Title	Director
Signature Page